Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of the First Bancorp Employees’ 401(k) Savings Plan (the "Plan") provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan’s provisions.
General:
The Plan is a defined contribution plan covering all employees of First Bancorp (the “Company”, “Plan Sponsor”, or “Employer”) or First Bank, a wholly owned subsidiary of the Company, who are age 18 or older except union and part time employees with less than 1,000 hours of service, beginning on the employment commencement date. The Plan was amended effective May 1, 2025 to adjust the age requirement from age 21 to age 18. First Bank serves as the Plan administrator. The Plan is subject to provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).
Trustee and Recordkeeper:
The trustee and recordkeeper of the Plan is Fidelity Management Trust Company ("Fidelity").
Contributions:
Employees electing participation in the Plan may contribute up to the annual Internal Revenue Service (“IRS”) deferral limit, pursuant to a salary reduction agreement. Participants who have attained age 50 before the end of the Plan year are eligible to make catch-up contributions. Participants may also contribute amounts representing distributions from other qualified defined benefit or contribution plans. The Plan includes an auto-enrollment provision whereby all newly eligible employees are automatically enrolled in the Plan unless they affirmatively elect not to participate in the Plan. Automatically enrolled participants have their deferral rate set at 6% of eligible compensation and their contributions invested in a designated balanced fund until changed by the participant. If the participant does not modify their automatic enrollment, annually, the deferral rate will increase 1% per year up to 15%. Participants are able to change their initial or subsequent auto-enrollment deferral at any time.
The Plan allows for Roth elective deferrals. The Roth deferrals are included in a participant’s ordinary taxable income and are maintained in a separate account from pre-tax deferrals. Earnings on a participant’s Roth account accumulate on a tax-free basis. Plan participants may elect all pre-tax, all Roth, or a combination of elective deferrals each pay period. In addition, the Plan accepts direct rollovers from other Roth 401(k) accounts. Upon hardship withdrawals, an employee’s Roth account is distributed last.
The Company has elected a safe harbor match and contributed 100% of the first 6% of participant deferrals in 2025 and 100% of the first 4% in 2024. Employer safe harbor matching contributions totaled approximately $6.2 million in 2025. The Company may make additional discretionary contributions to the Plan to be allocated amongst participants. The Company made a discretionary contribution for the 2024 Plan year as discussed below. Employer contributions are invested according to the same investment elections each participant has established for their deferral contributions. Contributions are subject to certain IRS limitations.
As of year end, the Plan performs a true-up calculation of the employer matching contribution for all participants and makes any necessary additional matching contributions. True-up contributions received in 2025 totaled $163,642.
With the termination of the First Bancorp Employees' Pension Plan (the "Pension Plan") in 2023, the Pension Plan settled benefits, reducing the Pension Plan's obligations at December 31, 2023 to zero. After the settlement of the benefit obligations and payment of expenses, the Company had excess assets in the Pension Plan of approximately $3.0 million. The Company transferred the remaining surplus to the Plan as an employer contribution for the 2024 plan year. The allocated surplus would be reflected in an individual participant's activity for 2025.
Participant accounts:
Individual accounts are maintained for each Plan participant. Each participant's account is credited with the participant's contributions and Company matching contributions, as well as allocations of the Company’s discretionary contributions and net Plan earnings or losses. Participant accounts are charged with an allocation of administrative expenses that are paid by the Plan. Allocations are based on participant earnings, account balances, or specific participant transactions, as defined. The benefit to which a participant is entitled is the amount in the participant's vested account.
Vesting:
Participants are vested immediately in their contributions, the Company's matching contribution portion, any discretionary contribution and the actual earnings on the aforementioned contributions.
Notes receivable from participants:
Participants may borrow from their fund accounts a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50% of their account balance. Only one loan per participant may be outstanding at a time. The highest outstanding balance for prior loans plus any new loans may not exceed $50,000 in a 12-month period. The loans are secured by the balance in the participant’s account and bear interest at rates that are commensurate with the prime rate plus 1.00%, as fixed at inception of the loan. Principal and interest are paid ratably through bi-weekly payroll deductions.
Payment of benefits:
On termination of service, a participant may elect to receive an amount equal to the value of the participant’s interest in his or her account in either a lump sum, other installment options as provided by the Plan, or may be kept in the Plan. If a participant’s account is less than $5,000, the participant will receive a lump‑sum distribution as soon as practical following termination. Any distribution greater than $1,000 and less than $5,000 that is made to the participant without the participant’s consent before the participant’s normal retirement age will be rolled over to an individual retirement plan designated by the Plan Administrator. Hardship distributions are permitted upon demonstration of financial hardship. All balances are available for distribution after the participant reaches the age of 59 1/2. In the event of the death of a participant, the total account shall be paid to the participant’s beneficiary(ies).
Forfeited accounts:
Forfeited accounts are used to reduce future employer contributions or pay administrative expenses. At December 31, 2025 and 2024, the balance in the forfeited accounts were not material to the Plan's financial statements. During 2025, $508 of forfeited account balances were used by the Plan to offset employer contributions.